SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934


                                  October 8, 1999
                 ________________________________________________
                 Date of Report (Date of earliest event reported)



                        CONTROLLED ENVIRONMENT AQUACULTURE
                                 TECHNOLOGY, INC.
                 ________________________________________________
              (Exact name of registrant as specified in its charter)



Colorado                  0-25868              84-1293167
________________________________________________
(State or other       (Commission            I.R.S.Employer
jurisdiction           File Number)   Identification No.)
of incorporation)


Airport Industrial Park
3375 Koapake Street, Suite H402
Honolulu HI                                 96819
________________________________________________
Address of principal executive offices)        (Zip Code)


(808) 521-1801
________________________________________________
Registrant's telephone number, including area code



ITEM 5.  OTHER EVENTS

        At a meeting of the Board of directors on October 8, 1999, Mr. Ronald Ilsley was removed as the Company's Chief Financial Officer, effective immediately, after he declined to accept the Board's recommendation that he voluntarily resign from that position. At the same meeting, the Board also voted to replace Mr. Ilsley as Chairman of the Board, and elected Gordon J. Mau as the new Chairman. Although he was removed as Chairman, Mr. Ilsley remains as a member of the Company's Board of Directors.

        In a related matter, the Board authorized Mr. Mau and Ernest K. Dias, the Company's Chief Operating Officer, to begin an immediate search for a new Chief Financial Officer.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

/s/_________________________________________________
Ernest K. Dias, Chief Operating Officer
October 13, 1999